UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PARKS AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Parks! America, Inc.

1300 Oak Grove Road

Pine Mountain, Georgia 31822

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of Parks! America, Inc., a Nevada corporation (the “Company”). The Annual Meeting will be held on March 7, 2025 at 10:00 a.m. Eastern Time. The Annual Meeting will be held in-person at The Lodge and Spa at Callaway Gardens Sourwood Rooms 4&5 located at 4500 Southern Pine Drive Pine Mountain, GA 31822. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about [January 24, 2025].

The Annual Meeting is being held for the purpose of stockholders to consider and vote upon the following matters:

1.	To elect five (5) nominees to serve on the Board of Directors (the “Board”), each for a term of one (1) year or until his successor is duly elected and qualified (Proposal 1);

2.	To ratify the appointment of GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 28, 2025 (Proposal 2);

3.	To approve, by a non-binding advisory vote, executive compensation (Proposal 3);

4.	To approve the amendments to the Company’s Amended and Restated Articles of Incorporation to effect a 1 for 500 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s restated articles of incorporation to effect a 5 for 1 forward stock split of the Company Common Stock (Proposal 4);

5.

To approve the adjournment of the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s shareholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 4 (Proposal 5); and

6.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

If you have any questions or require any assistance, please contact the Company’s proxy solicitor, [_____________], by calling [___________] or toll free at [____________], or by email at [_____________].

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement carefully and submit your proxy or voting instructions as soon as possible. To assure your representation at the Annual Meeting, please vote your shares (i) by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided, (ii) by calling the toll-free number found on the enclosed WHITE Proxy Card or (iii) via the Internet by following the instructions on the WHITE Proxy Card. Stockholders of record may also vote at the Annual Meeting.

If you are a beneficial owner of shares and you hold your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the election of the five (5) nominees composing the Board Slate, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

Please vote as soon as possible, even if you plan to attend the Annual Meeting, to ensure that your shares will be represented. You do not need to attend the Annual Meeting to vote if you vote your shares before the Annual Meeting. If you are a record holder, you may vote your shares before the Annual Meeting by mail, telephone or the Internet. If you are a beneficial owner and your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting.

We are committed to engaging with our stockholders and responding to stockholder feedback about the Company. We appreciate and encourage stockholder participation in the Company’s affairs. The Board recommends that you vote “FOR” the election of each of the five (5) nominees proposed by the Board: Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Matt Hansen “FOR” Proposal 2; “FOR” Proposal 3; “FOR” Proposal 4; and “FOR” Proposal 5.

We look forward to seeing you at the Annual Meeting. Your vote, no matter how many shares you own, is very important to us. Your participation is greatly appreciated.

Thank you for your support,

/s/ Geoffrey Gannon
Geoffrey Gannon
President

If you have any questions, please contact our proxy solicitor, [____________]:

[ADDRESS]

[PHONE]

Stockholders call toll free at [____________]

[EMAIL]

Parks! America, Inc.

1300 Oak Grove Road

Pine Mountain, Georgia 31822

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD March 7, 2025

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of Parks! America, Inc., a Nevada corporation (the “Company”). The Annual Meeting will be held on March 7, 2025 at 10:00 a.m. Eastern Time. The Annual Meeting will be held in-person at The Lodge and Spa at Callaway Gardens Sourwood Rooms 4&5 located at 4500 Southern Pine Drive Pine Mountain, GA 31822. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about [January 24, 2025].

The Annual Meeting is being held for the purpose of stockholders to consider and vote upon the following matters:

1.	To elect five (5) nominees to serve on the Board of Directors (the “Board”), each for a term of one (1) year or until his successor is duly elected and qualified (Proposal 1);

2.	To ratify the appointment of GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 28, 2025 (Proposal 2);

3.	To approve, by a non-binding advisory vote, executive compensation (Proposal 3);

4.	To approve the amendments to the Company’s Amended and Restated Articles of Incorporation to effect a 1 for 500 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s restated articles of incorporation to effect a 5 for 1 forward stock split of the Company Common Stock (Proposal 4);

5.

To approve the adjournment of the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s shareholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 4 (Proposal 5); and

6.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends stockholders vote as follows using the WHITE Proxy Card:

●	“FOR” the election of each of the five (5) nominees proposed by the Board: Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Matt Hansen (collectively, the “Board Slate”);

●	“FOR” Proposal 2;

●	“FOR” Proposal 3;

●	“FOR” Proposal 4; and

●	“FOR” Proposal 5.

If you have any questions or require any assistance, please contact the Company’s proxy solicitor, [____________], by calling [____________] or toll free at [____________], or by email at [____________].

As described in the “notice and access” notification mailed to stockholders of the Company, the Company has opted to deliver its Meeting materials to stockholders by posting them on its website at https://animalsafari.com/investor-relations/. The use of this alternative means of delivery is more environmentally friendly and more economical as it reduces the Company’s paper and printing use and the Company’s printing and mailing costs. The Meeting materials will be available on the Company’s website (https://animalsafari.com/investor-relations/) on or about [____________], 2025 and will remain on the website for one full year. Stockholders who wish to receive paper copies of the Meeting materials prior to the Meeting may request copies from the Company’s proxy solicitor, [____________], by calling [____________] or toll free at [____________], or by email at [____________].

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement carefully and submit your proxy or voting instructions as soon as possible. To assure your representation at the Annual Meeting, please vote your shares (i) by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided, (ii) by calling the toll-free number found on the enclosed WHITE Proxy Card or (iii) via the Internet by following the instructions on the WHITE Proxy Card. Stockholders of record may also vote at the Annual Meeting.

If you are a beneficial owner of shares and you hold your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the election of the five (5) nominees composing the Board Slate, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

Please vote as soon as possible, even if you plan to attend the Annual Meeting, to ensure that your shares will be represented. You do not need to attend the Annual Meeting to vote if you vote your shares before the Annual Meeting. If you are a record holder, you may vote your shares before the Annual Meeting by mail, telephone or the Internet. If you are a beneficial owner and your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting.

After reading the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the Board recommends that you vote “FOR” the election of the Board Slate, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5 by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided or by following the instructions on the WHITE Proxy Card. Please vote promptly to ensure that your shares are represented at the Annual Meeting.

Only stockholders of record at the close of business on January 10, 2025 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders as of the Record Date will be available for inspection by any stockholder at our principal place of business, 1300 Oak Grove Road, Pine Mountain, Georgia 31822 starting February 25, 2025, ten days before the Annual Meeting, during normal business hours, and at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER YOU PLAN TO ATTEND. ACCORDINGLY, WE ENCOURAGE YOU, AS PROMPTLY AS POSSIBLE, TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING, BUT WILL HELP ASSURE A QUORUM. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, “STREET NAME” STOCKHOLDERS WILL NEED TO OBTAIN A LEGAL PROXY FROM THEIR BROKER, BANK OR OTHER NOMINEE AS OF THE RECORD DATE.

If you have any questions, please contact our proxy solicitor, [____________]:

[ADDRESS]

[PHONE]

Stockholders call toll free at [____________]

[EMAIL]

We thank you for your continued support of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Geoffrey Gannon
Geoffrey Gannon, President

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

To Be Held on March 7, 2025

We are furnishing the proxy materials for the Annual Meeting electronically using the Internet through the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”). The Notice and Access Card will be first mailed to stockholders of record on or about January 10, 2025. Please visit https://animalsafari.com/investor-relations/ to view electronic versions of the notice of meeting, Proxy Statement, the accompanying WHITE Proxy Card and the Company’s Annual Report on Form 10-K for the year ended September 29, 2024. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

The Notice and Access Card will also identify the date, the time and location of the Annual Meeting, the matters to be acted upon at the Meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an email address, and a website where stockholders can request to receive, free of charge, a paper or email copy of this proxy statement and a proxy card relating to the Annual Meeting; information on how to access and vote the proxy card; and instructions on how to attend the Annual Meeting and vote at the Annual Meeting, should stockholders choose to do so.

At the written request of any stockholder who owns shares of the Company’s common stock as of the Record Date, we will provide to such stockholder, without charge, a paper copy of our Financial Statements as filed with the SEC, but not including exhibits. If requested, we will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the Financial Statements should be mailed to our proxy solicitor at [_________________].

If you have any questions, please contact our proxy solicitor, [____________]:

[ADDRESS]

[PHONE]

Stockholders call toll free at [____________]

[EMAIL]

Parks! America, Inc.

1300 Oak Grove Road

Pine Mountain, Georgia 31822

Proxy Statement

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 7, 2025

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Parks! America, Inc., a Nevada corporation, (the “Company”) for use at the Company’s Annual Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”). The Annual Meeting will be held on March 7, 2025 at 10:00 a.m. Eastern Time. The Annual Meeting will be held in-person at The Lodge and Spa at Callaway Gardens Sourwood Rooms 4&5 located at 4500 Southern Pine Drive Pine Mountain, GA 31822.

Only stockholders of record of common stock, par value $0.001 (the “Common Stock”) at the close of business on January 10, 2025 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about [January 24, 2025].

Your vote will be especially important at the Annual Meeting. Accordingly, our Board is soliciting your proxy to vote your shares “FOR” the election of each of the five (5) nominees composing the Board Slate (Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Matt Hansen) “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD. FOR ADDITIONAL INSTRUCTIONS, PLEASE REFER TO THE ENCLOSED WHITE PROXY CARD.

If you have any questions, please contact our proxy solicitor, [____________]:

[ADDRESS]

[PHONE]

Stockholders call toll free at [____________]

[EMAIL]

AGENDA FOR THE ANNUAL MEETING

The table below summarizes the items to be submitted to a vote at the Annual Meeting and the votes required for approval of each matter, as well as the Board’s recommendation. If you sign and return a WHITE Proxy Card but do not specify how you want your shares voted, then your proxy will vote your shares as recommended by the Board, as follows:

Proposal	Vote Required	Board Recommendation
To elect five (5) nominees to serve on the Board, each for a term of one (1) year or until his successor is duly elected and qualified (Proposal 1)

Each director shall be elected by a majority of votes cast by the shares entitled to vote in the election of directors.

Votes withheld and broker non-votes will be disregarded and have no effect on the outcome of the vote.

“FOR” the election of each of the five (5) nominees composing the Board Slate: ● Geoffrey Gannon ● Ralph Molina ● Andrew Kuhn ● Jacob McDonough ● Matt Hansen

To ratify GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 28, 2025 (Proposal 2)

Proposal 2 will be approved if the votes cast in favor of Proposal 2 exceed the votes cast opposing Proposal 2.

If you hold your shares through a broker and you do not instruct the broker how to vote, your broker will have the authority to vote your shares in its discretion on this proposal.

Abstentions will have the same effect as a vote “AGAINST” the proposal.

“FOR” the ratification of the independent registered public accounting firm.

To approve, by a non-binding advisory vote, executive compensation (Proposal 3)

Proposal 3 will be approved if the votes cast in favor of Proposal 3 exceed the votes cast opposing Proposal 3.

Abstentions will have the same effect as a vote “AGAINST” the proposal and broker non-votes will be disregarded and have no effect on the outcome of the vote.

“FOR” the approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

To approve the amendments to the Company’s Amended and Restated Articles of Incorporation to effect a 1 for 500 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s restated articles of incorporation to effect a 5 for 1 forward stock split of the Company Common Stock (Proposal 4)

Proposal 4 requires the affirmative vote of the majority of the votes of Common Stock outstanding and entitled to vote on the proposal.

Abstentions will have the same effect as a vote “AGAINST” the proposal and broker non-votes, if any, will be considered to have the practical effect of a vote “AGAINST” the proposal.

“FOR” the Reverse / Forward Stock Split Proposal.

To approve the adjournment of the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s shareholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 4 (Proposal 5)

Proposal 5 requires the affirmative vote of the holders of a majority of outstanding shares of capital stock, which have voting power present in person or represented by proxy.

If you hold your shares through a broker and you do not instruct the broker how to vote, your broker will have the authority to vote your shares in its discretion on this proposal

Abstentions will have the same effect as a vote “AGAINST” the proposal.

“FOR” the Adjournment Proposal.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What are you voting on?

As a stockholder of the Company as of the Record Date, you are entitled to vote at the Annual Meeting on the following proposals:

1.	To elect five (5) nominees, each for a term of one (1) year or until his successor is duly elected and qualified (Proposal 1).

2.	To ratify GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 28, 2025 (Proposal 2).

3.	To approve, by a non-binding advisory vote, executive compensation (Proposal 3).

4.	To approve the amendments to the Company’s Amended and Restated Articles of Incorporation to effect a 1 for 500 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s restated articles of incorporation to effect a 5 for 1 forward stock split of the Company Common Stock (Proposal 4).

5.	To approve the adjournment of the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s shareholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 4 (Proposal 5).

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

How does the Board recommend I vote?

●	“FOR” the election of each of the five (5) nominees proposed by the Board: Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Matt Hansen;

●	“FOR” Proposal 2;

●	“FOR” Proposal 3;

●	“FOR” Proposal 4; and

●	“FOR” Proposal 5.

Is my vote important?

Your vote will be important at the Annual Meeting. The Board strongly urges you vote “FOR” the election of the five (5) nominees recommended by the Board— Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Matt Hansen —on the WHITE Proxy Card; “FOR” Proposal 2; “FOR” Proposal 3; “FOR” Proposal 4; and “FOR” Proposal 5.

How can stockholders attend the Annual Meeting? Am I entitled to attend the Annual Meeting in person?

The Annual Meeting is open to all of our stockholders. The Annual Meeting will be held in-person at The Lodge and Spa at Callaway Gardens Sourwood Rooms 4&5 located at 4500 Southern Pine Drive Pine Mountain, GA 31822. You will be able to participate in the Annual Meeting if you were a stockholder of record on the Record Date or hold a valid legal proxy for the Annual Meeting.

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, you will be required to obtain a “legal proxy” from your broker, bank or other nominee, indicating that you were a beneficial owner of shares as of the Record Date and the number of shares that you beneficially owned at that time.

Who is entitled to vote at the Annual Meeting?

The Record Date for determining stockholders entitled to notice of and to vote at the Annual Meeting is January 10, 2025. Stockholders of the Company as of the Record Date are entitled to notice of and to vote at the Annual Meeting. If you were a stockholder on the Record Date, then you will retain your voting rights for the Annual Meeting even if you sold your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sold such shares after the Record Date.

How many votes do I get?

Each share of Common Stock is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

How many shares of Common Stock are outstanding?

As of January 10, 2025, the Company had [___________] shares of Common Stock issued and outstanding.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If, as of the Record Date, your shares are registered in your own name, please vote today by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided. A completed WHITE Proxy Card returned by mail must be received at the address stated on the WHITE Proxy Card before March 5, 2025. Stockholders of record may also vote by calling the toll-free number found on the enclosed WHITE Proxy Card or via the Internet by following the instructions on the WHITE Proxy Card or Notice and Access Card. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on March 6, 2025. Please contact our proxy solicitor, [___________], by calling [___________] or toll free at [___________], or by email at [___________] if you require assistance in voting your shares or need additional copies of our proxy materials. You may also vote by attending the Annual Meeting.

Execution and delivery of a proxy by a record holder of shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. Shares represented by properly executed WHITE Proxy Cards will be voted in accordance with the directions indicated thereon. If you sign the WHITE Proxy Card but do not make any specific choices, your proxy will vote your shares as follows:

Proposal 1: “FOR” the election of five (5) nominees recommended by the Board (Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Matt Hansen) to serve on the Board, each for a term of one (1) year or until his successor is duly elected and qualified.

Proposal 2: “FOR” the ratification of GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 28, 2025.

Proposal 3: “FOR” the approval, on a non-binding advisory basis, of executive compensation.

Proposal 4: “FOR” the Reverse / Forward Stock Split.

Proposal 5: “FOR” the Adjournment Proposal.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the election of the five (5) nominees composing the Board Slate, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

●	Returning a later-dated proxy (i) by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card, (ii) by calling the toll-free number found on the enclosed WHITE Proxy Card or (iii) via the Internet by following the instructions on the WHITE Proxy Card (the latest dated proxy is the only one that counts);

●	Delivering a written revocation of the proxy before the Annual Meeting to the Company’s transfer agent, Securities Transfer Corporation, at 2901 N. Dallas Parkway Suite 380, Plano, TX 75093, Attention: Proxy Department; or

●	Attending and voting at the Annual Meeting (but attendance at the Annual Meeting will not by itself constitute revocation of a prior delivered proxy).

If any of your shares are held in the name of a broker, bank or other nominee on the Record Date, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to vote your shares. You must provide written authority from the record owner to vote your shares held in its name at the Annual Meeting in the form of a “legal proxy” issued in your name from the broker, bank or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, [___________], by calling [___________] or toll free at [___________], or by email at [___________].

What constitutes a quorum at the Annual Meeting?

A majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, constitutes a quorum at the meeting. If a quorum is not present, in person or by proxy, the meeting may be postponed or adjourned from time to time until a quorum is obtained. Each outstanding share of Common Stock is entitled to one vote on each matter submitted to a vote at the Annual Meeting.

What are “broker non-votes”? What is discretionary voting?

If, on the Record Date, your shares were held by a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee. If your shares are held in “street name” (that is, held by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. Please follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank or other nominee may also include information about how to submit your voting instructions over the Internet.

A “broker non-vote” results when a broker who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules (the “Broker Rules”), does not have discretionary authority to vote on a matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” Applicable regional and national exchange rules determine whether proposals are “routine” or “non-routine.” If a proposal is “routine,” a broker holding shares for an owner in “street name” may vote on the proposal without voting instructions. The broker or other nominee, however, is not permitted to vote the beneficial owner’s share of Common Stock with respect to “non-routine” matters without voting instructions.

We believe that Proposals 1, 3, and 4 will be considered a non-routine matter under applicable rules, while Proposals 2 and 5 will be considered routine. Accordingly, a bank, broker or other nominee that does not receive instructions from the beneficial owner will be entitled to vote such owner’s shares in its discretion solely on Proposals 2 and 5 and will not have discretionary authority to vote on Proposals 1, 3, or 4.

Who is making this proxy solicitation and who is paying for it?

We will pay all costs that we incur in connection with the solicitation of proxies for the Annual Meeting. In addition to soliciting proxies, certain of our officers and other employees may solicit proxies personally, by telephone or by electronic communication. Copies of the solicitation materials will be furnished to brokers, banks and other nominees holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. Although there is no formal agreement to do so, we may reimburse such brokers, banks and other nominees for their reasonable expenses in communicating with the persons for whom they hold our common stock. We have retained [____________] to aid in the solicitation at an estimated cost of $[__________] plus reimbursable out-of-pocket expenses.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The rules of the Securities and Exchange Commission permit us to furnish proxy materials, including this Proxy Statement, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the item to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign and date the proxy card, and return it in the envelope provided.

How can I find out the voting results of the Annual Meeting?

The final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

What is householding of proxy materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some brokers, banks and other nominees with account holders who are stockholders of the Company may be householding our proxy materials. A single copy of the Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker, bank or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker, bank or other nominee and direct your request to the Company’s transfer agent, Securities Transfer Corporation, at 2901 N. Dallas Parkway Suite 380, Plano, TX 75093, Attention Proxy Department. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their broker, bank or other nominee.

How can I submit proposals at the 2026 Annual Meeting?

The deadline to submit a stockholder proposal for inclusion in the Company’s proxy materials for the 2026 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act is September 26, 2025. The deadline to submit a stockholder proposal outside the processes of Rule 14a-8 of the Exchange Act for consideration by stockholders at the 2026 Annual Meeting is December 15, 2025, which is a reasonable time before the Company anticipates it will begin to send its proxy materials in connection with the 2026 Annual Meeting.

In addition to the deadlines provided for in the prior paragraph, the deadline for providing notice of a solicitation of proxies in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 of the Exchange Act for the 2026 Annual Meeting is January 6, 2026.

Who should I contact if I have questions?

[___________] is assisting us with our effort to solicit proxies. If you have additional questions about the Annual Meeting, or if you need assistance voting your shares, please contact [___________] by calling [___________] or toll free at [___________] or by email at [___________].

Proposal 1

election of directors

Proposal 1 is to approve the election of five (5) nominees to serve on the Board, each for a term of one (1) year or until his successor is duly elected and qualified. The Board recommends a vote “FOR” each of the five (5) nominees composing the “Board Slate”. If you sign and return a WHITE Proxy Card but do not specify how you want your shares voted, then your proxy will vote your shares as recommended by the Board, as follows:

Name	Board Recommendation
Geoffrey Gannon	“FOR”
Ralph Molina	“FOR”
Andrew Kuhn	“FOR”
Jacob McDonough	“FOR”
Matt Hansen	“FOR”

General Questions About Proposal 1

What is the current composition of the Board?

The Bylaws require that the Board have no fewer than one (1) but no more than eleven (11) directors. The Board or the stockholders may fix the number of directors. Prior to the Annual Meeting, the Board is comprised of Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Jon M. Steele.

How many nominees can be elected as directors at the Annual Meeting?

The Board fixed the size of the Board at five (5) directors. Therefore, up to five (5) nominees can be elected to the Board at the Annual Meeting.

At the Annual Meeting, the Board will ask stockholders to vote on the election of five (5) directors, each to serve on our Board for a term of one (1) year or until his successor is duly elected and qualified.

How does the Board recommend I vote?

The Board recommends you vote “FOR” the election of the five (5) nominees composing the Board Slate: Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Matt Hansen.

What if a nominee is unable or unwilling to serve?

If elected, each nominee will serve until the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and until his successor shall be elected and qualified. Each of Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Matt Hansen has consented to being named in a proxy statement relating to the Annual Meeting and to serve as a director if elected.

If, prior to the Annual Meeting, it should become known that any of the nominees will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board or, alternatively, not voted for any nominee. Proxies cannot be voted for a greater number of persons than the number of nominees.

How are nominees elected?

Directors are elected by the majority of votes cast by the shares entitled to vote in the election of directors at the Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE COMPOSING THE BOARD SLATE
(Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Matt Hansen).

What happens if I return a WHITE Proxy Card but give voting instructions for fewer than five (5) nominees?

An “under-vote” occurs when a stockholder submits fewer votes “FOR” nominees than there are Board seats up for election. To the extent an under-vote (i.e., voting “FOR” with respect to fewer than five (5) nominees on Proposal 1) occurs on any stockholder’s WHITE Proxy Card, your shares will only be voted “FOR” those nominees you have so marked and “AGAINST” for the other nominees. If you are a stockholder of record and you sign and return a WHITE Proxy Card but do not make specific choices for the voting of your shares, then your proxy will vote your shares as recommended by the Board. We encourage you to vote by Internet to avoid an unintentional “under-vote.”

Additional Information on Directors and Director Nominees

The following table and information that follows sets forth the names, and positions of our directors and director nominees: The table below contains only a brief summary of the experience of our directors. We urge you to review the broader description of their business backgrounds and experience contained in “Information on Directors and Executive Officers” below.

Name	Current Position with the Company	Select Business Experience		Director Since
Geoffrey Gannon	President and Director	●	2020 – Present: Portfolio Manager at Focused Compounding Fund, LP	June 2024
		●	2018 – Present: Portfolio Manager of Focused Compounding Capital Management, LLC
Ralph Molina	Head of Investor Relations and Corporate Strategy, Secretary and Director	●	January – June 2024: Senior Investor Relations Analyst at The Cheesecake Factory	June 2024
		●	2021 – 2023: Investor Relations Analyst at Edison International
		●	2019 – 2020: Deals Associate at PricewaterhouseCoopers
Andrew Kuhn	Director	●	2020 – Present: Managing Member of Focused Compounding Capital Management, LLC, the general partner of Focused Compounding Fund, LP, and the Operations Manager at Focused Compounding Fund, LP	June 2024
		●	2018 – Present: Operations Manager of Focused Compounding Capital Management, LLC
Jacob McDonough	Director	●	August 2024 – Present: analyst at BDG Partners LLC	June 2024
		●	2021 – 2024: Portfolio Manager of McDonough Investments
		●	2017 – 2021: Investment analyst for New Constructs, LLC
*Jon M. Steele	Director	●	2003-2022: Partner at Runft & Steele Law Offices, PLLC	June 2024
Matt Hansen	Director Nominee	●	2009 – 2015: IT Asset Manager for Becton, Dickinson and Company	—

*Mr. Steele is not standing for re-election at the Annual Meeting.

The Board urges you to review the background and experience of the Board Slate named above.

Vote Required

Each director shall be elected by a majority of votes cast by the shares entitled to vote in the election of directors. Abstentions and “broker non-votes,” if any, are not counted as votes cast, and, accordingly, will have no effect on Proposal 1. If you sign and return a WHITE Proxy Card but do not specify how you want your shares voted on Proposal 1, then your proxy will vote your shares as recommended by the Board.

Recommendation

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE ELECTION OF EACH OF THE FIVE (5) NOMINEES COMPOSING THE BOARD SLATE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information relating to the ownership of Common Stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock, (ii) each of our directors and director nominees, (iii) each of our named executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the information relates to these persons, beneficial ownership as of January 10, 2025. Subject to applicable community property laws, each person has the sole voting and investment power with respect to the shares owned.

The address of each beneficial owner is care of Parks! America, Inc., 1300 Oak Grove Road, Pine Mountain, Georgia 31822, unless otherwise set forth below that person’s name.

Name	Amount and nature of beneficial ownership	Percent of class (1)
Directors, Director Nominees, and Named Executive Officers
Geoffrey Gannon	(2)	(2)
Andrew Kuhn	(2)	(2)
Todd R. White (3)	-	0.0%
Jon M. Steele	498,350	0.7%
Ralph Molina	-	0.0%
Jacob McDonough	-	0.0%
Lisa Brady (4)	193,586	0.3%
Matt Hansen (5)	459,009	0.6%
Directors, Director Nominees, and Executive Officers as a group (8 persons)
Five Percent Stockholders
Focused Compounding Fund, LP 3838 Oak Lawn Ave., Suite 1000 Dallas, Texas 75219	30,454,705	40.2%
Charles Kohnen (6) 5424 Spice Bush Ct, Dayton, OH 45429	22,954,471	30.3%

(1) Based upon shares of common stock issued and outstanding as of January 10, 2024, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding.

(2) Messrs. Gannon and Kuhn jointly control Focused Compounding Fund, LP, the Company’s largest shareholder.

(3) On September 3, 2024, Mr. White and the Company entered into a Separation Agreement pursuant to which Mr. White determined to resign as the Company’s Chief Financial Officer, effective December 31, 2024, however, Mr. White intends to help the Company transition from his role until February 28, 2025. Mr. White also resigned, effective as of September 3, 2024, as a member of the Company’s Board of Directors.

(4) On June 14, 2024, the Company announced that Ms. Brady stepped down as its President and Chief Executive Officer, and the Company’s Board had appointed Mr. Gannon as the Company’s President.

(5) Mr. Hansen is a director nominee for the upcoming Annual Meeting to be held on March 7, 2025.

(6) 16,032,600 of the Company’s shares owned by Mr. Kohnen are held jointly with his spouse.

Officers, director nominees, directors and their controlled entities, as a group, controlled approximately 41.8% of the outstanding common stock of the Company as of January 10, 2025.

The information as to shares beneficially owned has been individually furnished by our respective directors, named executive officers and other stockholders, or taken from documents filed with the SEC.

INFORMATION ON DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

The following table and information that follows sets forth, the names, and positions of our directors and executive officers.

Name	Age	Title	Years with the Company
Geoffrey Gannon	39	President and Director	1
Todd R. White	62	Chief Financial Officer	12
Ralph Molina	27	Head of Investor Relations and Corporate Strategy, Secretary and Director	1
Andrew Kuhn	28	Director	1
Jacob McDonough	32	Director	1
Jon M. Steele	74	Director	1

The following is a description of the business background of our directors, director nominees, and executive officers.

Geoffrey Gannon

Geoffrey Gannon, 39, has served as a director of the Company since June 6, 2024, and as its President since June 14, 2024. Mr. Gannon is the Portfolio Manager at Focused Compounding Fund, LP, and has served in that position since 2020. Prior to launching the Focused Compounding Fund, LP in 2020, Mr. Gannon served as the Portfolio Manager of Focused Compounding Capital Management, LLC, a separately managed accounts firm that was launched in 2018 and is still active today, and is the general partner of Focused Compounding Fund, LP. Mr. Gannon has served as the Portfolio Manager of Focused Compounding Capital Management, LLC since 2018 and continues to serve in such capacity today. Mr. Gannon is also a managing member of Focused Compounding Capital Management, LLC. Focused Compounding Fund, LP and Focused Compounding Capital Management, LLC are together a hedge fund investment firm. Mr. Gannon has no relation to John Gannon, who until February 29, 2024, sat on the Board of the Company. Since 2005, Mr. Gannon has been writing and sharing information on numerous topics surrounding value investing. Since 2018, Mr. Gannon has regularly produced a podcast jointly with Mr. Kuhn on which they efficiently and effectively explain investment strategy to their followers who look to them for in depth but understandable advice.

Todd R. White

Todd R. White was appointed the Chief Financial Officer of Parks! America in May 2013 and served as a Director of the Company from January 2014 until September 6, 2024. Prior to joining the Company, from 1992 through 2011, Mr. White was an executive with The Scotts Miracle-Gro Company in a variety of roles, and served most recently as its Vice President, Global Controller from 2005 through 2011. Mr. White was with Price Waterhouse in Cincinnati, Ohio from 1986 to 1992. He received a B.A. in business administration from The Ohio State University and an MBA from the University of Wisconsin-Madison.

Ralph Molina

Ralph Molina, 27, has served as a director of the Company since June 6, 2024, as its Secretary since June 14, 2024, and as its Head of Investor Relations and Corporate Strategy since June 21, 2024. Prior to joining the Company, Mr. Molina served as a Senior Investor Relations Analyst at The Cheesecake Factory from January to June 2024. At the Cheesecake Factory, Mr. Molina was responsible for executing all strategic and tactical elements of the investor relations program, from quarterly earnings to the Annual Shareholder Meeting. From 2021 to 2023, Mr. Molina served as an Investor Relations Analyst at Edison International. From 2019 to 2020, Mr. Molina served as a Deals Associate at PricewaterhouseCoopers, specializing in valuations related to mergers and acquisitions. Mr. Molina earned a Bachelor of Science in Finance from San Diego State University.

Andrew Kuhn

Andrew Kuhn, 28, has served as a director of the Company since June 6, 2024. Mr. Kuhn is a Managing Member of Focused Compounding Capital Management, LLC, the general partner of Focused Compounding Fund, LP, and the Operations Manager at Focused Compounding Fund, LP, and has served in this position since 2020. Prior to launching the Focused Compounding Fund, LP in 2020, Andrew served as the Operations Manager of Focused Compounding Capital Management, LLC, a separately managed accounts firm that was launched in 2018 and is still active today, and as stated above, is the general partner of Focused Compounding Fund, LP. Mr. Kuhn has served as the Operations Manager of Focused Compounding Capital Management, LLC since 2018 and continues to serve in such capacity today.

Jacob McDonough

Jacob McDonough, 32, has served as a director of the Company since June 6, 2024. Since August 2024, Mr. McDonough has been an analyst at BDG Partners LLC, an alternative investment firm focused on unique, overlooked markets. From 2021 to 2024, Mr. McDonough was the Portfolio Manager of McDonough Investments, a capital management firm that he founded. From 2017 to 2021, Mr. McDonough served as an investment analyst for New Constructs, LLC, an independent research technology firm that provides insights into the fundamentals and valuations of thousands of publicly traded businesses. During Mr. McDonough’s time at New Constructs, he reviewed and analyzed thousands of Forms 10-K and 10-Qs to reverse accounting distortions and built reverse discounted cash flow models that gauge expectations implied in stock prices. Mr. McDonough produces content regarding complex financial topics to provide investors with key financial information in easy-to-understand formats. He is the author of “Capital Allocation: The Financials of a New England Textile Mill (1955-1985),” a book that covers Warren Buffett’s capital reallocation from a failing textile mill to other profitable companies during the early days of his control over Berkshire Hathaway. He also regularly posts blog articles and podcasts with research and analysis. In 2014, Mr. McDonough earned a Bachelor of Arts in Finance from Michigan State University.

Jon M. Steele

Jon M. Steele, 74, has served as a director of the Company since June 6, 2024 and has been a stockholder in the Company since 2003. Mr. Steele is a retired attorney with over forty years of experience. From 2003 to his retirement in 2022, Mr. Steele was a Partner at Runft & Steele Law Offices, PLLC, where he engaged in general civil, trial and appellate practice in all Idaho and U.S. District Courts for the District of Idaho, with emphasis on personal injury, product liability, real estate, business, insurance, construction and commercial litigation. Mr. Steele is a member of the Idaho State Bar Association, and he is admitted to practice before the Idaho Supreme Court, United States District Courts for the District of Idaho and the United States Court of Appeals for the Ninth Circuit. From 1988-2003, Mr. Steele held various positions in the real estate construction and development industry, culminating with serving as General Counsel to Precision Craft Log Structures, Inc., a home design and construction company located in Meridian, Idaho from 2001-2003. From 1978-1988, Mr. Steele was a Partner at Ellis, Brown, Sheils & Steele, Chtd, where he specialized in civil litigation. Mr. Steele has also held multiple roles in government, including acting as a Special Deputy Attorney General for the State of Idaho in connection with gasoline price fixing anti-trust litigation from 1985-1986. Mr. Steele received his B.A. from the University of Iowa in 1973 and his JD from Drake University in 1975.

Matt Hansen

Matt Hansen, 50, is an independent investor and stockholder in Parks! America with a strong focus on capital allocation and an ownership mentality. Prior to his retirement in 2015, Mr. Hansen brings with him extensive corporate management and technology experience primarily leading teams both domestic and internationally for S&P 500 medical technology companies. Mr. Hansen served as an IT Asset Manager in his last position for Becton, Dickinson and Company.

Family Relationships between Directors and Executive Officers

There are no family relationships between any director or executive officer of the Company.

Material Proceedings

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any of the Company’s voting securities, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Involvement in Certain Legal Proceedings

To our knowledge, except as otherwise disclosed in this Proxy Statement, there is no event that occurred during the past ten years with respect to any of our directors or executive officers that is required to be disclosed under Item 401(f) of Regulation S-K.

Arrangements between Directors and Executive Officers

To our knowledge, there is no arrangement or understanding between any of our directors and any other person pursuant to which he or she was or is to be selected as a director or nominee.

To our knowledge, there is no arrangement or understanding between any of our executive officers and any other person pursuant to which the officer was or is to be selected to serve as an officer.

Indebtedness of Directors and Executive Officers

None of our executive officers or directors or any of their respective associates is or has been indebted to us or has been indebted to any other entity where that indebtedness was the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by us.

Change of Control

To our knowledge, a change in control of the Company has not occurred since the beginning of our last fiscal year.

CORPORATE GOVERNANCE

The Board Structure

General Structure

Our Bylaws require the Board to have at least one and no more than eleven directors. The current Board is composed of five directors.

Director Independence

Of the members of the Board, Jon M. Steele and Jacob McDonough are considered “independent” under the listing standards of the Rules of the Nasdaq Stock Market (note, our common shares are not currently listed on Nasdaq or any other national securities exchange, and this reference is used herein for definitional purposes only).

Board Leadership Structure and Role in Risk Oversight

The Board is responsible for overseeing the business and affairs of the Company. Members of the Board are kept informed of our business through discussions with the President and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Board believes that there is no single best organizational model that is the most effective in all circumstances and that the stockholders’ interests are best served by allowing the Board to retain the flexibility to determine the optimal organizational structure for the Company at a given time.

The primary function of the Board is oversight, which includes among other matters, oversight of the principal risk exposures to the Company. Our Board also takes an active role in overseeing the formulation and implementation of the Company’s strategic plans.

Meetings of the Board and Board Member Attendance at Annual Meetings

During the fiscal year ended September 29, 2024, the Board held 17 meetings.

No director attended fewer than 75% of the total number of meetings of the Board and the total number of meetings held by the committees on which such director served.

Board members are not required to attend Annual Meetings, however, 50% of the Board members attended last year’s Annual Meeting.

Communications with the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member at Parks! America, Inc., 1300 Oak Grove Road, Pine Mountain, Georgia 31822, Attention: Secretary. Our Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Secretary will review all communications before forwarding them to the appropriate Board member.

Board Committees

The Board of Directors of the Company has no standing committees other than the Audit Committee.

Audit Committee and Audit Committee Financial Experts

Jacob McDonough served as our Audit Committee Chairman. The Audit Committee is also comprised of Jon Steele. Both Mr. McDonough and Mr. Steele are considered independent directors under the audit committee rules of the Nasdaq Stock market (note, our common shares are not currently listed on Nasdaq or any other national securities exchange, and this reference is used herein for definitional purposes only). The Board has determined that Jacob McDonough qualifies as an “audit committee financial expert” as that term is defined in the applicable SEC Rules.

Our Audit Committee is responsible for: (1) overseeing the accounting and financial reporting processes of the Company, including the audits of the Company’s consolidated financial statements; (2) appointing, compensating and overseeing the work of the independent registered public accounting firm employed by the Company; (3) assisting the Board in its oversight of: (a) the integrity of the Company’s consolidated financial statements and (b) the independent registered public accounting firm’s qualifications and independence; and (4) undertaking the other matters required by applicable rules and regulations of the SEC.

The Audit Committee meets on a quarterly basis during each fiscal year. Our Audit Committee met four times in the twelve-month period ended September 29, 2024.

In the course of providing its oversight responsibilities regarding the 2024 financial statements, the Audit Committee reviewed the 2024 audited financial statements with management and our independent auditors. The Audit Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee may meet with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence.

The Audit Committee and the Board have recommended the selection of GBQ Partners LLC as our independent auditors for the fiscal year ending September 28, 2025.

Our Audit Committee does not have a charter.

Report of the Audit Committee

The information contained in this report of the Audit Committee shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

This report is submitted by the Audit Committee. The Audit Committee consists of the directors whose names appear below. None of the members of the audit and risk committee is an officer or employee of the Company, and our Board has determined that each member of the audit and risk committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable Nasdaq rules (note, our common shares are not currently listed on Nasdaq or any other national securities exchange, and this reference is used herein for definitional purposes only). Each member of the audit and risk committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq (note, our common shares are not currently listed on Nasdaq or any other national securities exchange, and this reference is used herein for definitional purposes only).

The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters and risk management and related matters.

The Audit Committee has reviewed the Company’s financial statements for its fiscal year ended September 29, 2024, and met with its management team, as well as with representatives of GBQ Partners LLC, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements and management’s assessment and GBQ’s evaluation of the effectiveness of the Company’s internal control over financial reporting as of September 29, 2024. The Audit Committee also discussed with members of GBQ Partners LLC, the matters required to be discussed by the applicable requirements of the PCAOB.

In addition, the Audit Committee received the written disclosures and the letter GBQ Partners LLC required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with members of GBQ Partners LLC its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to our Board that the Company’s audited consolidated financial statements for its fiscal year ended September 29, 2024 be included in its Annual Report on Form 10-K for its 2024 fiscal year.

Respectfully submitted by the members Audit Committee of the Board:

Jacob McDonough (Chairman)

Jon M. Steele

No Nominating Committee

The Company has not established a nominating committee. Nominations are made by a majority of the directors of the Company’s Board of Directors.

No Compensation Committee

The Company has not established a compensation committee. Compensation is determined, or recommended to the Board for determination, by a majority of directors of the Company’s Board of Directors.

Code of Conduct

On December 4, 2023, our Board adopted a Code of Conduct, effective January 1, 2024.

Compliance with Section 16(a) of the Exchange Act/ Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our Common Stock to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.

We believe that during the fiscal year ended September 29, 2024, our directors, executive officers and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, executive officers and greater than 10% stockholders.

Insider Trading Policies; Employee, Officer and Director Hedging

The Company has adopted an Insider Trading Policy. The Insider Trading Policy sets forth the policies of the Company and its subsidiaries on, among other things, trading in the Company’s securities and securities of certain other publicly traded companies while in possession of confidential information. The Insider Trading Policy is divided into two parts:

●	the first part prohibits trading or other transactions in certain circumstances of (i) the Company’s securities and (ii) the securities of certain other companies by the directors of the Company, officers, employees and their respective family members; and
●	the second part (i) prohibits trading in the Company’s securities during certain blackout periods by the directors of the Company, executive officers, employees listed in the Insider Trading Policy and certain other employees as designated by the Company, (ii) outlines the Company’s pre-clearance procedures and (iii) contains certain restrictions on short term trading, short term sales, options trading, trading on margin, hedging transactions and pledging securities of the Company as collateral.

Under our Insider Trading Policy, unless advance approval is obtained from the Compliance Officer (as defined in the Insider Trading Policy):

●	“Covered Persons” (as defined in the Insider Trading Policy to include certain key employees), are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to our securities;
●	Covered Persons may not hold our securities in a margin account or pledge our securities as collateral for a loan;
●	Covered Persons may not buy or sell puts or calls or other derivative securities on the Company’s securities;
●	“Company Insiders” (as defined in the Insider Trading Policy to include directors and officers) who purchase Company securities may not sell Company securities of the same class for at least six months following the purchase; and
●	Company Insiders and Covered Persons are prohibited from selling the Company’s securities short.

The Company also imposes “blackout” period restrictions on its Covered Persons beginning at the close of the market on two weeks before the end of each fiscal quarter and ending at the close of business on the second trading day following the date the Company’s financial results are publicly disclosed. The Company may also impose special “blackout” periods during which the Covered Persons are prohibited from trading in the Company’s securities. The Company requires all Covered Persons to refrain from trading, even during a trading window, unless such Covered Person has obtained pre-clearance from the Compliance Officer. The trading restrictions do not apply under a pre-existing written plan, contract, instruction or arrangement under Rule 10b-5-1 of the Exchange Act.

DIRECTOR COMPENSATION

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the year ended September 29, 2024.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	Shares/($)	($)	($)	($)	($)	($)
Dale Van Voorhis	$10,000	—	—	—	—	—	$10,000
		$—
Lisa Brady	—	36,363	—	—	—	—	$10,000
		$(10,000)
John Gannon	$10,000	—	—	—	—	—	$10,000
		$—
Charles Kohnen	$5,000	36,363	—	—	—	—	$15,000
		$(10,000)
Jeffery Lococo	$7,500	54,545	—	—	—	—	$22,500
		$(15,000)
Todd R. White	—	36,363	—	—	—	—	$10,000
		$(10,000)
Richard Ruffolo	$5,000	45,454	—	—	—	—	$17,500
		$(12,500)

The Company’s annual compensation award to directors is $10,000, awarded at the end of the annual service period, generally in December each year, and paid out early in the subsequent fiscal year. In addition, the Audit Committee chairperson receives $2,500 for the additional responsibilities and time commitment required of such chairperson. Beginning in our 2018 fiscal year, we have allowed each director to elect to receive their annual Board compensation aware in all shares, all cash or a combination thereof. We consider ownership of Company stock to be a fundamental tenant of serving on our Board as representative of all stockholders. However, we recognize that the award of restricted has immediate individual tax consequences, as well as there are many personal factors that determine each individual’s decision on how their annual Board compensation is to be paid.

To leverage the collective skills and experience of the Company’s non-employee directors, the Company expects each non-employee director to dedicate time beyond Board and committee meetings to Board service. In addition to participating at Board and committee meetings, the Company expects the non-employee directors to be available to discuss business strategy and management issues with our executive team. When determining the structure and overall magnitude of compensation for the directors, the Board considers the number of Board and committee meetings that are typically held each year, as well as the additional time Company expects the non-employee directors be available for business and technical consultation. Given these factors, the Board concluded that the compensation levels for the 2024 fiscal year are competitive and appropriately aligned with the time commitment required for service on our Board.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid to our principal executive officer, principal financial officer, and our other executive officers, for the years ended September 29, 2024, October 1, 2023 and October 2, 2022.

Name & Principal		Salary	Bonus	Stock Award	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Geoffrey Gannon (1)	2024	—	—	—	—	—	—	—	—
President and Director
Lisa Brady (2)	2024	132,516	17,500	—	—	—	—	231,500	381,516
Chief Executive Officer	2023	153,125	5,000	76,667	—	—	—	2,227	237,019
	2022	—	—	—	—	—	—	—	—
Todd R. White (3)	2024	92,915	10,000	10,000	—	—	—	4,348	117,263
Chief Financial Officer	2023	90,000	—	10,000	—	—	—	3,627	103,627
	2022	90,000	20,000	10,000	—	—	—	3,466	123,466

(1) Mr. Gannon has served as the Company’s President since June 14, 2024. He has elected to fill this role without direct compensation. Mr. Gannon is also the Portfolio Manager at Focused Compounding Fund, LP, which owns 40.2% of the Company’s issued and outstanding stock as of December 9. 2024.

(2) Ms. Brady served as the Company’s President and CEO from November 14, 2022 through June 14, 2024.

(3) On September 3, 2024, Mr. White and the Company entered into a Separation Agreement pursuant to which Mr. White determined to resign as the Company’s Chief Financial Officer, effective December 31, 2024, however, Mr. White intends to help the Company transition from his role until February 28, 2025. Mr. White also resigned, effective as of September 3, 2024, as a member of the Company’s Board of Directors.

Executive Compensation Agreements

Effective November 14, 2022, the Company and Ms. Brady entered into an employment agreement (the “Brady Employment Agreement”). Pursuant to the Brady Employment Agreement, Ms. Brady received an initial base annual compensation in the amount of $175,000 per year, subject to annual review by the Board of Directors. Ms. Brady was entitled to receive an annual Performance Incentive of up to 25% of her base annual compensation, subject to performance milestones. Ms. Brady received a $50,000 award of shares of Company stock, which vested on February 14, 2023, after her first ninety days of employment. The number of shares of this award totaled 128,205 based on the $0.39 closing price of the Company’s stock on November 14, 2022. Ms. Brady was also scheduled to receive share awards of the Company’s common stock with a total value of $50,000, $60,000, $70,000 and $75,000 as of the last day of the Company’s fiscal year from its 2023 fiscal year through its 2026 fiscal year, respectively. The number of shares awarded was to be based on the average price of the Company’s stock on the date of the award. Each award was to vest in one-third increments, with the first third vesting on the date of the award, the second third vesting on the first anniversary of the award and the final third vesting on the second anniversary of the award. The number of shares of the 2023 fiscal year award totaled 135,135 based on the $0.37 closing price of the Company’s stock on September 29, 2023, of which 45,045 vested as of that date. Ms. Brady elected to receive this award in cash to pay the income and employment tax obligations associated with her employment associated equity awards. In total, the Company recorded $66,667 of stock-based compensation for the Brady Employment Agreement for the year ended October 1, 2023. Ms. Brady also received a $5,000 sign-on bonus. The Brady Employment Agreement had a term of five.

Effective June 14, 2024, Ms. Brady stepped down as the Company’s President and Chief Executive Officer and she received a severance payment of $180,000 on June 25, 2024. In addition, per the terms of her separation agreement, Ms. Brady received a termination payment of $50,000 on September 27, 2024. All unvested equity awards under the Brady Employment Agreement were forfeited effective June 14, 2024.

Effective February 7, 2024, the Company’s Board of Directors terminated the 2022 Van Voorhis Employment Agreement pursuant to its terms and removed Mr. Van Voorhis as the Company’s Chairman of the Board.

Effective as of January 1, 2024, the Company and Todd R. White, the Company’s Chief Financial Officer, entered into an employment agreement (the “2024 White Employment Agreement”). Pursuant to the 2024 White Employment Agreement, Mr. White received an initial base annual compensation in the amount of $90,000 per year, which was increased to $95,000 effective March 1, 2024, subject to annual review by the Board of Directors. The 2024 White Employment Agreement has a term of two years. On September 3, 2024, Mr. White and the Company entered into a Separation Agreement pursuant to which Mr. White determined to resign as the Company’s Chief Financial Officer, effective December 31, 2024, however, Mr. White intends to help the Company transition from his role until February 28, 2025. On September 5, 2024, pursuant to a Stock Purchase Agreement dated September 4, 2024, Focused Compounding Fund, LP acquired Mr. White’s 1,344,555 share of common stock of the Company at $0.40 per share, for an aggregate price of $537,822.

Each of the foregoing employment agreements contains provisions for severance compensation in the event an agreement is (i) terminated early by the Company without cause ($258,333 in aggregate) or (ii) in the event of a change in control of the Company ($348,333 in aggregate), as well as disability and death payment provisions ($157,500 in aggregate). As of September 29, 2024 the Company has not adopted any deferred compensation plans.

Stock Option and Award Plan

A Stock Option and Award Plan (the “Plan”) providing for incentive stock options and performance bonus awards for executives, employees, and directors was approved by our Board on February 1, 2005, however, the Plan has not been submitted to the stockholders for approval. The Plan sets aside five million (5,000,000) shares for award of stock options, including qualified incentive stock options and performance stock bonuses. To date, no grants or awards have been made pursuant to the Plan and we did not submit the Plan for consideration to the Company’s stockholders at the last meeting of stockholders.

Retirement, Resignation or Termination Plans

We do not sponsor any plans, that would provide compensation or benefits of any type to an executive upon retirement, or any plans that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company, except as described under “Executive Compensation Agreements” above.

Policies and Practices for Granting Certain Equity Awards

At the present time, the Company has no plan to issue equity awards.

During fiscal 2024, the Company did not grant equity awards to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company for each of the last two completed fiscal years. In determining the “compensation actually paid” to our principal executive officers (“PEO”) and named executive officers (“NEO”), we are required to make various adjustments to amounts that have previously been reported in the Summary Compensation Table in our Form 10-K previous years, as the SEC’s calculation method for this section differs from those required in the Summary Compensation Table.

Pay Versus Performance Table

The table below presents information on the compensation of our named executive officers in comparison to certain performance metrics for fiscal 2024 and 2023. The metrics are not those that the Board uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table total values for the applicable years.

Year (1)	Summary Compensation Table Total for PEO - GG (2)	Compensation Actually Paid to PEO - GG	Summary Compensation Table Total for PEO - LB (2)	Compensation Actually Paid to PEO - LB (3)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (4)	Average Compensation Actually Paid to non- PEO Named Executive Officers (5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (6)	Net Income (Loss) (7)
2024	—	—	$381,516	$381,516	$103,627	$103,627	$102.44	$(1,094,481)
2023	—	—	$237,019	$237,019	$123,466	$123,466	$90.24	$(483,738)

(1)	Data presented for our last two fiscal years in compliance with Item 402(v)(8).
(2)	For fiscal 2023 and 2024, represents the total compensation to the principal executive officers (PEOs), Lisa Brady and Geoffrey Gannon. Ms. Brady served as the Company’s President and CEO from November 14, 2022 through June 14, 2024. Mr. Gannon has served as the Company’s President since June 14, 2024. He has elected to fill this role without direct compensation. Mr. Gannon is also the Portfolio Manager at Focused Compounding Fund, LP, which owns 40.2% of the Company’s issued and outstanding stock as of December 9, 2024.
(3)	The dollar amounts reported in this column represent the average amount of “compensation actually paid” to Lisa Brady as computed in accordance with Item 402(v) of Regulation S-K. The following adjustments were made to the PEO total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations:

Fiscal Year	2024	2023
Average Total from Summary Compensation Table	$381,516	$237,019
(-) Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	—	$100,000
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	—	$33,333
(+) / (-) Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	—	—
(+) / (-) Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	$76,667
Compensation Actually Paid	$381,516	$237,019

(4)	For fiscal 2023 and 2024, represents the total compensation to the only non-PEO NEO, Todd White.

(5)	The following adjustments were made to the non-PEO NEO total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations:

Fiscal Year	2024	2023
Average Total from Summary Compensation Table	$103,627	$123,466
(-) Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$10,000	$10,000
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	—	—
(+) / (-) Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	—	—
(+) / (-) Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$10,000	$10,000
Compensation Actually Paid	$103,627	$123,466

(6)	Total Shareholder Return (“TSR”) illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in our common stock on September 30, 2022.

(7)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Relationship Disclosure to Pay Versus Performance Table

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between compensation actually paid to the PEO and the NEOs, compared to our cumulative TSR for each the years presented:

PEO and NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid
$500,000
$400,000
$300,000
$200,000
$100,000
$0
TSR in Dollars
$120
$100
$80
$60
$40
$20
$0
2023
2024
Lisa Brady
Todd White
Geoffrey Gannon
TSR

Compensation Actually Paid and the Company’s Net Income (Loss) over FY 2023-2024

The following chart sets forth the relationship between compensation actually paid to the PEO and the NEOs, compared to the Company’s Net Income (Loss) for each of the years presented:

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the last fiscal year, except as disclosed below, there has not been any transaction, nor is there any currently proposed transaction, or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds the lower of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On September 30, 2024, Aggieland-Parks, Inc. completed the 2025 Refinancing with Cendera. The 2025 Refinancing included the 2025 Term Loan in the original principal amount of $2.5 million. The 2025 Term Loan bears interest at a daily adjusted rate equal to the Prime Rate minus 0.50%. The 2025 Term Loan has a term of 10 years, with a 15-year amortization, and a balloon payment of the outstanding principal balance due September 30, 2034. The initial monthly loan payment is $23,200. Aggieland-Parks, Inc. paid approximately $56,500 of fees and expenses in connection with the 2025 Term Loan. The 2025 Term Loan is secured by substantially all the assets of Aggieland-Parks, Inc., as well as a cash collateral reserve of $2.5 million established by Focused Compounding Fund, LP, with Cendera. As previously described, Mr. Gannon and Mr. Kuhn control Focused Compounding Fund, L.P., and each serve on the Board of the Company, and Mr. Gannon is the Company’s President. Focused Compounding Fund, L.P. did not receive a fee or any other benefit in connection with establishing the above-described cash collateral reserve.

Related Party Transactions Policies and Procedures

Related party transactions are reviewed and approved by the Board. Although we do not have a formal policy with regard to approving related party transactions, our Board may consider the following factors when deciding whether to approve a related party transaction: the nature of the related party’s interest in the transaction; the material terms of the transaction, including, without limitation, the amount and type of the transaction; the importance of the transaction to the related party; whether the transaction would impair the judgment of a director or executive officer to act in our best interests; and any other matters deemed appropriate by our Board.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF THE AUDITOR

The Audit Committee has appointed GBQ Partners LLC as our independent registered public accounting firm to audit our financial statements and management’s assessment of internal controls over financial reporting for the fiscal year ending September 28, 2025. Our Board of Directors is seeking stockholder ratification of the appointment of GBQ Partners LLC as our independent registered public accounting firm for our fiscal year 2025. GBQ Partners LLC has served as our independent registered public accounting firm since April 8, 2020.

If a representative of GBQ Partners LLC does attend the Annual Meeting, they will be given an opportunity to make a statement, should they choose to do so. We do not know if the representative, if one does attend the Annual Meeting, would make himself or herself available for questions at the Annual Meeting.

Audit Fees

Fees billed by our independent registered public accounting firm, for the audit and quarterly reviews of our financial statements and services that are normally provided by an accountant in connection with statutory and regulatory filings or engagements for the years ended September 29, 2024 and October 1, 2023 were approximately $69,000 and $61,000, respectively.

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by our independent registered public accounting firm billed that are reasonably related to the performance of the audit of the Company’s financial statements and not reported above under “Audit Fees” were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by our independent registered public accounting firm for professional services for tax compliance, tax advice, and tax planning for the fiscal years ended September 29, 2024 and October 1, 2023 were $0 and $0, respectively.

All Other Fees

The aggregate fees billed by our independent registered public accounting firm for all other non-audit services rendered to us, for the fiscal years ended September 29, 2024 and October 1, 2023 were $0 and $0, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services do not impair the registered public accounting firm’s independence.

Vote Required

Proposal 2 may be ratified if the votes cast in favor of Proposal 2 exceed the votes cast opposing Proposal 2.

Recommendation

THE BOARD RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” PROPOSAL 2

PROPOSAL 3

ADVISORY (NON-BINDING) APPROVAL OF EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires that we provide our stockholders an opportunity to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

We are asking our stockholders to approve the compensation of our NEOs as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement.

Our compensation objectives

●	To align executive compensation with the Company’s corporate strategies, business objectives and the creation of long-term value for our stockholders without encouraging unnecessary or excessive risk-taking;

●	To offer total compensation opportunities to our executive officers that are competitive and fair;

●	To provide compensation and benefit levels that will attract, motivate, reward, and retain a highly talented team of executive officers within the context of responsible cost management.

The Board values input from our stockholders regarding the Company’s executive compensation program.

Advisory Resolution

In accordance with the requirements of Section 14A of the Exchange Act, and the related rules of the SEC, our Board requests your advisory Say-on-Pay vote to approve the following resolution at our Annual Meeting:

RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed in this Proxy Statement pursuant to the Securities and Exchange Commission’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and will not be binding on the Company or our Board, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company or our Board. However, our Board will consider the outcome of this vote when making future compensation decisions for our NEOs.

Vote Required

Proposal 3 may be approved if the votes cast in favor of Proposal 3 exceed the votes cast opposing Proposal 3.

Recommendation

THE BOARD RECOMMENDS

THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3

PROPOSAL 4

REVERSE/FORWARD STOCK SPLIT PROPOSAL

Summary

Our Board has authorized and recommends for your approval, amendments to our Charter to effect the Reverse/Forward Stock Split of our Company Common Stock. If approved by the stockholders, our Charter would be amended to reclassify the Company Common Stock by combining the outstanding shares of the Company Common Stock into a lesser number of shares at the ratio of 1-for-500 (“Reverse Stock Split”). Immediately after the effectiveness of the Reverse Stock Split, our Charter would be further amended to reclassify the Company Common Stock by subdividing the outstanding shares of the Company Common Stock into a greater number of outstanding shares at the ratio of 5-for-1 (“Forward Stock Split”). As permitted by Nevada law, each holder of fewer than 500 shares of Company Common Stock prior to the Reverse Stock Split, and each holder of fractional shares following the Forward Stock Split, will not receive fractional shares in the Reverse Stock Split or Forward Stock Split, as applicable, but in lieu of such fractional share interests shall be entitled to receive a cash payment as described below. We refer to the Reverse Stock Split, the Forward Stock Split and these cash payments, collectively, as the “Reverse/Forward Stock Split.”

If approved by the stockholders, the Reverse/Forward Stock Split will become effective on such date as may be determined by our Board upon the filing and effectiveness of the necessary amendments to our Articles of Incorporation with the Secretary of State of the State of Nevada (which we refer to as the “Effective Date”). The form of the proposed amendment to our Articles of Incorporation necessary to effect the Reverse Stock Split is attached to this proxy statement as Annex A and the form of the proposed amendment to our Articles of Incorporation necessary to effect the Forward Stock Split immediately after the Reverse Stock Split is attached hereto as Annex B. Even if approved by the stockholders, our Board retains the authority to abandon the Reverse/Forward Stock Split for any reason at any time prior to the Effective Date. Thus, following stockholder approval, the Board may, at its discretion, cause the filing of the amendments to effect the Reverse/Forward Stock Split or abandon the amendments and not effect the Reverse/Forward Stock Split if it determines that any such action is or is not in the best interests of the Company and its stockholders. The Board’s decision as to whether and when to effect the Reverse/Forward Stock Split will be based on a number of factors, including market condition and existing and expected prices for our Company Common Stock.

Treatment of Fractional Shares

No fractional shares will be issued in connection with the Reverse/Forward Stock Split. Instead, the Company will pay cash (without interest) to any stockholder who would be entitled to receive a fractional share as a result of the Reverse/Forward Stock Split. If our stockholders approve this proposal at the Annual Meeting and the Reverse/Forward Stock Split is completed, (i) stockholders who hold fewer than 500 shares immediately prior to the Reverse Stock Split shall be paid in cash (without interest) an amount equal to such number of shares of Company Common Stock held multiplied by the average of the closing sales prices of the Company Common Stock quoted on the National Quotation Bureau pink sheets for the five consecutive trading days immediately preceding the Effective Date of the Reverse Stock Split (the “Reverse Split Payment”) and (ii) any remaining stockholders who would have been entitled to receive fractions of a share as a result of the Reverse/Forward Stock Split shall be paid in cash (without interest) an amount equal to such fractions multiplied by the average of the closing sales prices of the Company Common Stock quoted on the National Quotation Bureau pink sheets for the five consecutive trading days immediately preceding the effective date of the Reverse/Forward Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse/Forward Stock Split) (the “Forward Split Payment”, and, together with the Reverse Split Payment, the “Payments”).

The Reverse/Forward Stock Split is not a “going private” transaction and is not being proposed in anticipation of a “going private” transaction. However, no assurance can be given that the Company will not pursue a “going private” transaction in the future.

As a result of the Reverse/Forward Stock Split, if you own fewer than 500 shares immediately prior to the Reverse Stock Split, you will receive cash for those shares. If you hold more than 500 shares immediately prior to the Reverse Stock Split, any fractional shares following the Reverse Stock Split will first be adjusted in the Forward Stock Split and thereafter you will receive cash for any fractional shares you would otherwise receive as a result of the Forward Stock Split.

Effect on Stockholders

If approved by the stockholders at the Annual Meeting and implemented by our Board, the Reverse/Forward Stock Split will affect our stockholders as follows:

Stockholder Before Completion of the Reverse/Forward Stock Split	Net Effect After Completion of the Reverse/Forward Stock Split
Registered stockholders holding 500 or more shares of Company Common Stock.	The total number of shares held in such accounts will decrease as a result of the Reverse/Forward Stock Split and any fractional shares following the Reverse Stock Split will first be adjusted in the Forward Stock Split and thereafter shareholders will receive a Forward Split Payment for any fractional shares they would otherwise receive as a result of the Forward Stock Split.

Registered stockholders holding fewer than 500 shares of Company Common Stock.	Shares will be converted into the right to receive a Reverse Split Payment.

Stockholders holding Company Common Stock in street name or through a nominee (such as a bank or broker).	We expect that the Reverse/Forward Stock Split will treat stockholders holding Company Common Stock in street name or through a nominee (such as a bank or broker), and those persons holding shares of Company Common Stock as nominees for others, in the same manner as stockholders whose shares are registered in their names on the books of the Company. Nominees will be advised that they may effect the Reverse/Forward Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees to be advised of any procedures such holders may need to follow in order to obtain the same treatment as registered stockholders or rights such holders may have to retain beneficial ownership of such shares.

Reasons for the Reverse/Forward Stock Split

Our Board recommends that stockholders approve the Reverse/Forward Stock Split for the following reasons. These, and other reasons, are described in detail under “Background and Purpose of the Reverse/Forward Stock Split” below.

Issue	Solution
We have a large number of stockholders that own relatively few shares. Specifically, based on the latest information we had as of January 10, 2025, over [____] stockholders of record held fewer than 500 shares of Company Common Stock in their respective accounts. Continuing to maintain accounts for these stockholders, including expenses associated with required stockholder mailings, is a significant cost burden.	The Reverse/Forward Stock Split will reduce the number of stockholders who own relatively few shares, resulting in a cost savings to us.

In many cases, it is very expensive on a relative basis for stockholders with fewer than 500 shares to sell their shares on the open market, as the commissions would represent a disproportionate share of proceeds from the sale of fewer than 500 shares.	The Reverse/Forward Stock Split will cash out (without interest) stockholders with small accounts without transaction costs such as brokerage fees. However, if these stockholders do not want to cash out their holdings of Company Common Stock, they may purchase additional shares on the open market to increase the number of shares of Company Common Stock in their account to at least 500 shares, or, if applicable, consolidate their accounts into an account with at least 500 shares of Company Common Stock. Any such action should be taken far enough in advance so that it is completed prior to completion of the Reverse/Forward Stock Split.

Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Company Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Company Common Stock.	Our Board believes that the Reverse/Forward Stock Split and any resulting increase in the per-share price of our Company Common Stock will enhance the acceptability and marketability of our Company Common Stock to the financial community and investing public.

Our Company Common Stock has price has ranged between $0.36 and $0.60 during the 12 month period ended December 31, 2024.	One of the Board’s objectives in proposing the Reverse/Forward Stock Split is to raise the per-share trading price of our Company Common Stock.

We cannot assure you that the Reverse/Forward Stock Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse/Forward Stock Split, the market price of our Company Common Stock will increase proportionately to reflect the ratio for the Reverse/Forward Stock Split, that the market price of our Company Common Stock will not decrease to its pre-Reverse/Forward Stock Split level, or that our market capitalization will be equal to the market capitalization before the Reverse/Forward Stock Split. For more information, see “Risks of the Reverse/Forward Stock Split” below.

Negative Aspects of the Reverse/Forward Stock Split

Stockholders owning fewer than 500 shares should consider the following negative aspects of the Reverse/Forward Stock Split:

●	You will no longer be entitled to vote as a stockholder of ours.

●	You will no longer be entitled to share in any earnings or dividends of ours.

●	You will no longer be entitled to the receipt of proxy statements or other information provided by us to our stockholders.

Structure of the Reverse/Forward Stock Split

The Reverse/Forward Stock Split includes both a reverse stock split and a forward stock split of the Company Common Stock. If the Reverse/Forward Stock Split is approved by the stockholders and implemented by our Board, the Reverse Stock Split is expected to occur immediately prior to the Forward Stock Split. Upon consummation of the Reverse Stock Split (and prior to the Forward Stock Split), every 500 shares of Company Common Stock held by a stockholder at that time will be combined into one share of Company Common Stock. Any stockholder who holds fewer than 500 shares of Company Common Stock immediately prior to the Reverse Stock Split (also referred to as a “Reverse Split Cashed-Out Stockholder”) will receive a Reverse Split Payment instead of fractional shares. The amount of the Reverse Split Payment will be determined and paid as described below.

If a stockholder holds 500 or more shares of Company Common Stock immediately prior to the Reverse Stock Split, the total number of shares held by such holder will decrease as a result of the Reverse/Forward Stock Split and some stockholders will be entitled to Forward Split Payments as described below.

If stockholders approve this proposal at the Annual Meeting and the Reverse/Forward Stock Split is completed, we will issue the Reverse Split Payments and the Forward Split Payments, as applicable.

If a stockholder holding fewer than 500 shares of Company Common Stock wants to continue to hold Company Common Stock after the Reverse/Forward Stock Split, such stockholder may do so by taking either of the following actions far enough in advance so that it is completed by the Effective Date of the Reverse/Forward Stock Split: (A) purchase a sufficient number of shares of Company Common Stock so that such stockholder holds at least 500 of shares of Company Common Stock, or (B) if applicable, consolidate such stockholder’s accounts so that such stockholder holds at least 500 of shares of Company Common Stock in one account.

The Forward Stock Split will be effected immediately following the Reverse Stock Split, and all stockholders who are not Reverse-Split Cashed-Out Stockholders will receive 5 shares of Company Common Stock for every one share of Company Common Stock they hold following the Reverse Stock Split. Shareholders that would otherwise hold fractional shares as a result of the Forward Stock Split will be entitled to receive Forward Split Payments. The amount of this cash payment will be determined and paid as described below. We expect that the Reverse/Forward Stock Split will treat stockholders holding Company Common Stock in street name or through a nominee (such as a bank or broker), and those persons holding shares of Company Common Stock as nominees for others, in the same manner as stockholders whose shares are registered in their names on the books of the Company. Nominees will be advised that they may effect the Reverse/Forward Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees to be advised of any procedures such holders may need to follow in order to obtain the same treatment as registered stockholders or rights such holders may have to retain beneficial ownership of such shares.

Background and Purpose of the Reverse/Forward Stock Split

Our Board believes that the Reverse/Forward Stock Split and any resulting increase in the per-share price of our Company Common Stock will enhance the acceptability and marketability of our Company Common Stock. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Company Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Company Common Stock.

In addition, one of the Board’s objectives in proposing the Reverse Stock Split is to raise the per-share price of our Company Common Stock.

Additionally, management has from time to time updated our Board on the then current and anticipated costs related to administering the Company’s stockholder accounts, including transfer agent and administration fees and printing and postage costs associated with the mailing of proxy materials and annual reports to each stockholder. Our Board has evaluated the appropriateness and fairness to the Company’s stockholders of a transaction in the form of a Reverse/Forward Stock Split, which could create future cost savings for the Company related to the administration of its stockholder accounts.

We have a large number of stockholders that own relatively few shares. Based on the latest information we had as of January 10, 2025, over [____] stockholders of record held fewer than 500 shares of Company Common Stock in their respective accounts.

We expect to benefit from substantial cost savings as a result of the Reverse/Forward Stock Split. The cost of administering each registered stockholder’s account is the same regardless of the number of shares held in that account. Therefore, our costs to maintain such small accounts are disproportionately high when compared to the total number of shares involved.

In addition to reducing administrative costs, the Reverse/Forward Stock Split will also provide stockholders with fewer than 500 shares of Company Common Stock with a cost-effective way to cash out their investments, because we will pay all transaction costs such as brokerage or service fees in connection with the Reverse/Forward Stock Split. Otherwise, stockholders with small holdings would likely incur brokerage fees which are disproportionately high relative to the market value of their shares if they wanted to sell their Company Common Stock. The Reverse/Forward Stock Split will eliminate these problems for stockholders holding fewer than 500 shares of Company Common Stock.

After undertaking a thorough analysis of the advisability of the Reverse/Forward Stock Split and considering the totality of the circumstances, our Board believes that it is fair to the stockholders of the Company, from a financial point of view, and in the best interests of us and our stockholders, including stockholders owning fewer than 500 shares of Company Common Stock who would be cashed-out in connection with the Reverse Stock Split and stockholders owning 500 or more shares of Company Common Stock who would continue as owners of the Company and who would receive Forward Split Payments as a result of the Forward Stock Split. Consummation of the Reverse/Forward Stock Split is conditioned on the approval of stockholders of the Company holding a majority of the issued and outstanding shares of Company Common Stock. In addition, the effectuation of the Reverse/Forward Stock Split is further conditioned on our Board’s consideration of the totality of the circumstances.

Effect of the Reverse/Forward Stock Split on the Company’s Stockholders

Set forth below is a summary of the effect of the Reverse/Forward Stock Split on the following categories of holders:

●	Registered Stockholders with a Record Account of Fewer than 500 Shares

●	Registered Stockholders with 500 or More Shares of Company Common Stock

●	Street Name Holders of our Company Common Stock (through a nominee such as a bank or broker)

●	Our Current and Former Employees and Directors (all of which will be treated the same as other stockholders)

Stockholders with a Record Account of Fewer than 500 Shares:

If we complete the Reverse/Forward Stock Split and you are a Reverse Split Cashed-Out Stockholder (i.e., a stockholder holding fewer than 500 shares of Company Common Stock immediately prior to the Reverse Stock Split):

●	You will not receive fractional shares of stock as a result of the Reverse Stock Split.

●	Instead of receiving fractional shares, you will receive a Reverse Split Payment in exchange for your shares. For example, if you held 250 shares of Company Common Stock in your account immediately prior to the Reverse Stock Split, you would receive a cash payment equal to 250 multiplied by the Reverse Split Payment. See “Determination of Payments” below.

●	After the Reverse Stock Split, you will have no further interest in us with respect to your shares. These shares will no longer entitle you to the right to vote as a stockholder or share in our earnings or profits, or in any dividends paid after the Reverse Stock Split. In other words, you will no longer hold your shares; you will have only the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive your payment for the shares.

●	You will not have to pay any service charges or brokerage commissions in connection with the Reverse/Forward Stock Split.

●	Following the time that we effect the Reverse Stock Split, you will receive a Reverse Split Payment in accordance with the procedures described below.

●	All amounts owed to you will be subject to applicable federal and state income tax and state abandoned property laws. For further information, see “U.S. Federal Income Tax Consequences” below.

●	You will not receive any interest on cash payments owed to you as a result of the Reverse/Forward Stock Split.

If you hold Book-Entry Shares:

●	Registered stockholders commonly hold their shares in book-entry form under the Direct Registration System for securities. These stockholders do not have stock certificates evidencing their ownership of Company Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

●	If you are a Reverse Split Cashed-Out Stockholder who holds registered shares in a book-entry account, you do not need to take any action to receive your cash payment. A check will be mailed to you at your registered address as soon as practicable after the Effective Date. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

If you want to continue to hold Company Common Stock after the Reverse/Forward Stock Split, you may do so by taking either of the following actions far enough in advance so that it is completed by 5:00 p.m. Eastern Time on the Effective Date: (1) purchase a sufficient number of shares of Company Common Stock on the open market so that you hold at least 500 shares of Company Common Stock in your account prior to the Reverse Stock Split; or (2) if applicable, consolidate your accounts so that you hold at least 500 shares of Company Common Stock in one account prior to the Reverse Stock Split.

Stockholders with 500 or More Shares of Company Common Stock:

If you are a registered stockholder with 500 or more shares of Company Common Stock as of 5:00 p.m. Eastern Time on the Effective Date, we will first convert your shares into 1/500 of the number of shares you held immediately prior to the Reverse Stock Split. One minute after the Reverse Stock Split, at 5:01 p.m. Eastern Time on the Effective Date, we will convert your shares in the Forward Stock Split into 5 times the number of shares you held after the Reverse Stock Split, including any fractional shares issued in connection with the Reverse Stock Split. For example, if you held 800 shares of Company Common Stock in your account immediately prior to the Reverse Stock Split, your shares would be converted into 1.6 shares in the Reverse Stock Split and then to 8 shares in the Forward Stock Split.

If you are a stockholder who would hold any fractional shares of Company Common Stock as a result of the Forward Stock Split:

●	You will not receive fractional shares of Company Common Stock as a result of the Forward Stock Split.

●	Instead of receiving fractional shares, you will receive a Forward Split Payment. See “Determination of Payments” below.

●	You will have only the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive your payment for the shares.

●	You will not have to pay any service charges or brokerage commissions in connection with the Reverse/Forward Stock Split.

●	Following the time that we effect the Forward Stock Split, you will receive a Forward Split Payment in accordance with the procedures described below.

●	All amounts owed to you will be subject to applicable federal and state income tax and state abandoned property laws. For further information, see “U.S. Federal Income Tax Consequences” below.

●	You will not receive any interest on cash payments owed to you as a result of the Reverse/Forward Stock Split.

If you hold Book-Entry Shares:

●	Registered stockholders commonly hold their shares in book-entry form under the Direct Registration System for securities. These stockholders do not have stock certificates evidencing their ownership of Company Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

●	If you are a stockholder receiving a Forward Split Payment who holds registered shares in a book-entry account, you do not need to take any action to receive your Forward Split Payment. A check will be mailed to you at your registered address as soon as practicable after the Effective Date. By signing and cashing this check, you will warrant that you owned the shares for which you received a Forward Split Payment.

Street Name Holders of our Company Common Stock:

We expect that the Reverse/Forward Stock Split will treat stockholders holding Company Common Stock in street name or through a nominee (such as a bank or broker), and those persons holding shares of Company Common Stock as nominees for others, in the same manner as stockholders whose shares are registered in their names on the books of the Company. Nominees will be advised that they may effect the Reverse/Forward Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees to be advised of any procedures such holders may need to follow in order to obtain the same treatment as registered stockholders or rights such holders may have to retain beneficial ownership of such shares.

Effect of the Reverse/Forward Stock Split on the Company

The Reverse/Forward Stock Split will not affect the public registration of the Company Common Stock with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The number of shares of authorized Company Common Stock will not change as a result of the Reverse/Forward Stock Split; however, the number of shares of outstanding Company Common Stock will decrease as a result of the Reverse/Forward Stock Split. The Company expects 757,269 shares of Company Common Stock will be outstanding following the Reverse/Forward Stock Split. As a result of the Reverse/Forward Stock Split, the Company will make Reverse Split Payments and Forward Split Payments, as applicable.

The effectuation of the Reverse/Forward Stock Split would not, by itself, affect our assets or business prospects. The par value of the Company Common Stock will remain at $0.001 per share after the Reverse/Forward Stock Split. We currently intend to retain earnings, if any, to support our business. No cash dividends have been paid on our common stock. Any future determination as to the payment of dividends on our common stock will be at the discretion of our Board of Directors and will depend on our earnings, operating and financial condition, capital requirements and other factors deemed relevant by our Board of Directors. The provisions of credit agreements, which we may enter from time to time, may also restrict the declaration of dividends on our common stock.

Determination of Payments

Stockholders who hold fewer than 500 shares of Company Common Stock immediately prior to the Reverse Stock Split will receive Reverse Split Payments. Stockholders holding more than 500 shares of Company Common Stock immediately prior to the Reverse Stock Split, and who receive fractional shares as a result of the Forward Stock Split, will receive Forward Split Payments.

Stockholders who hold fewer than 500 shares immediately prior to the Reverse Stock Split shall be paid in cash (without interest) an amount equal to such number of shares of Company Common Stock held multiplied by the average of the closing sales prices of the Company Common Stock quoted on the National Quotation Bureau pink sheets for the five consecutive trading days immediately preceding the Effective Date of the Reverse Stock Split.

Any remaining stockholders who would have been entitled to receive fractions of a share as a result of the Reverse/Forward Stock Split shall be paid in cash (without interest) an amount equal to such fractions multiplied by the average of the closing sales prices of the Company Common Stock quoted on the National Quotation Bureau pink sheets for the five consecutive trading days immediately preceding the effective date of the Reverse/Forward Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse/Forward Stock Split).

Stock Certificates

If you are a Stockholder with a stock certificate representing your shares, you will receive a transmittal letter from the Company as soon as practicable after the date we effect the Reverse/Forward Stock Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) to the Company’s transfer agent. You will not receive any Reverse Split Payments or Forward Split Payments until you surrender your outstanding certificate(s), together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal.

Risks of the Proposed Reverse/Forward Stock Split

We cannot assure you that the proposed Reverse/Forward Stock Split will increase the price of our Company Common Stock.

As noted above, if the Reverse/Forward Stock Split is implemented, our Board expects that it will increase the market price of our Company Common Stock. However, the effect of the Reverse/Forward Stock Split upon the market price of our Company Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per-share price of our Company Common Stock after the Reverse/Forward Stock Split will not rise in proportion to the reduction in the number of shares of our Company Common Stock outstanding resulting from the Reverse/Forward Stock Split, or (ii) the Reverse/Forward Stock Split may not result in a per-share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse/Forward Stock Split is implemented, the market price of our Company Common Stock may decrease due to factors unrelated to the Reverse/Forward Stock Split. In any case, the market price of our Company Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance, general market conditions and prospects for future success.

If the Reverse/Forward Stock Split is consummated and the trading price of our Company Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse/Forward Stock Split.

A decline in the market price of our Company Common Stock after the Reverse/Forward Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse/Forward Stock Split is implemented and the market price of our Company Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse/Forward Stock Split. The market price of our Company Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Company Common Stock outstanding.

The proposed Reverse/Forward Stock Split may decrease the liquidity of our Company Common Stock.

Although our Board believes that the decrease in the number of shares of our Company Common Stock outstanding as a consequence of the Reverse/Forward Stock Split and the anticipated increase in the market price of our Company Common Stock could encourage interest in our Company Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse/Forward Stock Split. The liquidity of our Company Common Stock may be harmed by the proposed Reverse/Forward Stock Split given the reduced number of shares of Company Common Stock that would be outstanding after the Reverse/Forward Stock Split, particularly if the stock price does not increase as a result of the Reverse/Forward Stock Split.

U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of the consummation of the Reverse/Forward Stock Split generally applicable to U.S. Holders (as defined below) of the Company Common Stock and to us. This summary addresses only those U.S. Holders of Company Common Stock that have held, and will hold, their shares as capital assets. This summary does not discuss all aspects of U.S. federal income taxation which may be important to holders of Company Common Stock in light of their individual circumstances or that are subject to special rules (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, regulated investment companies or real estate investment trusts, partnerships or other flow-through entities for U.S. federal income tax purposes and their partners or members, holders who received Company Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, Company Common Stock as part of a straddle, hedging, or conversion transaction for U.S. federal income tax purposes, or persons subject to special tax accounting rules as a result of any item of gross income with respect to our Company Common Stock being taken into account in an applicable financial statement). Further, this summary does not address the impact of the Medicare surtax on certain net investment income or the alternative minimum tax, or the U.S. federal estate or gift tax laws. The following summary is based upon U.S. federal income tax law, as currently in effect, which is subject to differing interpretations or change, possibly on a retroactive basis. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of counsel has been obtained in connection with the Reverse/Forward Stock Split. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each holder of Company Common Stock is advised to consult his or her tax advisor as to the particular facts and circumstances which might be unique to such holder, and also to any state, local, foreign, and other tax consequences of the Reverse/Forward Stock Split, in light of his or her specific circumstances.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our Company Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.

U.S. Federal Income Tax Consequences for the Company

We believe that the Reverse/Forward Stock Split should be treated as a tax-free “recapitalization” for federal income tax purposes. Accordingly, we should not recognize any gain or loss as a result of the Reverse/Forward Stock Split.

U.S. Holders

U.S. Federal Income Tax Consequences to U.S. Holders Who Do Not Receive Payments in the Reverse/Forward Stock Split

If you (1) continue to hold Company Common Stock immediately after the Reverse/Forward Stock Split, and (2) receive no payment as a result of the Reverse/Forward Stock Split, you will not recognize any gain or loss in the Reverse/Forward Stock Split for U.S. federal income tax purposes and you will have the same adjusted tax basis and holding period in your Company Common Stock as you had in such stock immediately prior to the Reverse/Forward Stock Split.

U.S. Federal Income Tax Consequences to U.S. Holders Who Receive Payments in the Reverse/Forward Stock Split

If you receive cash as a result of the Reverse/Forward Stock Split, your tax consequences will depend on whether, in addition to receiving cash, you or a person or entity related to you continues to hold Company Common Stock immediately after the Reverse/Forward Stock Split, as explained below.

U.S Holders Who Exchange All of Their Company Common Stock for Cash as a Result of the Reverse/Forward Stock Split

If you (1) receive cash in exchange for a fractional share as a result of the Reverse/Forward Stock Split, (2) you do not continue to hold any Company Common Stock immediately after the Reverse/Forward Stock Split, and (3) you are not “related” to any person or entity that holds Company Common Stock immediately after the Reverse/Forward Stock Split, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your Company Common Stock and your aggregate adjusted tax basis in such Company Common Stock.

If you are related to a person or entity who continues to hold Company Common Stock immediately after the Reverse/Forward Stock Split, you will recognize gain in the same manner as set forth in the previous paragraph, provided that your receipt of cash either (1) is “not essentially equivalent to a dividend,” or (2) is a “substantially disproportionate redemption of stock,” as described below.

●	“Not Essentially Equivalent to a Dividend.” You will satisfy the “not essentially equivalent to a dividend” test if the reduction in your proportionate interest in the Company resulting from the Reverse/Forward Stock Split is considered a “meaningful reduction” given your particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will satisfy this test.

●	“Substantially Disproportionate Redemption of Stock.” The receipt of cash in the Reverse/Forward Stock Split will be a “substantially disproportionate redemption of stock” for you if the percentage of the outstanding shares of Company Common Stock owned by you immediately after the Reverse/Forward Stock Split is less than 80% of the percentage of shares of Company Common Stock owned by you immediately before the Reverse/Forward Stock Split and you own less than 50% of the outstanding shares of Company Common Stock after the Reverse/Forward Stock Split.

In applying these tests, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you. If the redemption of shares of Company Common Stock is not treated as capital gain under any of the tests, then the entire amount of the payment you receive for your shares will be treated first as ordinary dividend income to the extent of your ratable share of Company’s undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as capital gain.

Stockholders Who Both Receive Cash and Continue to Hold Company Common Stock Immediately After the Reverse/Forward Stock Split

If you receive cash as a result of the Reverse/Forward Stock Split and continue to hold Company Common Stock immediately after the Reverse/Forward Stock Split, you generally will be subject to the same rules for determining tax treatment as described above, the same as if you constructively continue to hold shares of Company Common Stock. If you meet either the “not essentially equivalent to a dividend” test or the “substantially disproportionate redemption of stock “test, then you will recognize gain, but not loss, in an amount equal to the lesser of (1) the excess of the sum of aggregate fair market value of your shares of Company Common Stock plus the cash received over your adjusted tax basis in the shares, or (2) the amount of cash received in the Reverse/Forward Stock Split. In determining whether you meet either test, you must take into account as shares you own both shares of Company Common Stock that you actually own and constructively own (i.e., shares owned by certain individuals or entities related to you) before and after the Reverse/Forward Stock Split. Your aggregate adjusted tax basis in your shares of Company Common Stock held immediately after the Reverse/Forward Stock Split will be equal to your aggregate adjusted tax basis in your shares of Company Common Stock held immediately prior to the Reverse/Forward Stock Split, increased by any gain recognized in the Reverse/Forward Stock Split, and decreased by the amount of cash received in the Reverse/Forward Stock Split.

Any gain recognized in the Reverse/Forward Stock Split will be treated, for federal income tax purposes, as long-term capital gain (assuming that your receipt of cash either (i) is “not essentially equivalent to a dividend” with respect to you, or (ii) is a “substantially disproportionate redemption of stock” with respect to you) provided that you have held your shares for more than one (1) year. If you acquired shares redeemed in the Reverse/Forward Stock Split at different times, you will be required to compute such gain and determine whether such gain is long-term or not, separately with respect to each such acquisition of shares. In applying these tests, you may be able to take into account sales of shares of Company Common Stock that occur substantially contemporaneously with the Reverse/Forward Stock Split. If your gain is not treated as capital gain under any of these tests, the gain will be treated as ordinary dividend income to you to the extent of your ratable share of Company’s undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as a capital gain.

You may be subject to backup withholding (currently at a rate of 24%) on cash received pursuant to the Reverse/Forward Stock Split. Backup withholding will not apply, however, if you provide a correct taxpayer identification number or come within certain exempt categories and otherwise comply with applicable certification requirements. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided that you furnish certain required information to the Internal Revenue Service in a timely manner.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE REVERSE/FORWARD STOCK SPLIT, IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Interests of Certain Persons

Certain of our executive officers and directors have an interest in this proposal as a result of their ownership of shares of Company Common Stock. However, we do not believe that our executive officers or directors have interests in this proposal that are different than or greater than those of any of our other stockholders. As a result of the Reverse/Forward Stock Split, the ownership of the Common Stock by our executive officers will change by less than 1.0%.

Reservation of Rights

We reserve the right to abandon the Reverse/Forward Stock Split without further action by our stockholders at any time before the filing of the necessary amendments to our Articles of Incorporation with the Nevada Secretary of State, even if the Reverse/Forward Stock Split has been authorized by our stockholders at the Annual Meeting, and by voting in favor of the Reverse/Forward Stock Split, you are expressly also authorizing us to determine not to proceed with the Reverse/Forward Stock Split if our Board should so decide. Our Board is further authorized to determine when to file the necessary amendments to our Articles of Incorporation with the Nevada Secretary of State at any time on or before the 12-month anniversary of stockholder approval thereof.

No Appraisal Rights

Stockholders do not have appraisal rights under Nevada state law or under our Articles of Incorporation or bylaws in connection with the Reverse/Forward Stock Split.

Vote Required

Approval of the Reverse/Forward Stock Split requires the of the majority of the votes of Common Stock outstanding and entitled to vote on the proposal.

Recommendation

The Board recommends a vote FOR approval of the Reverse/ Forward Stock Split Proposal and the corresponding Amendments of the Articles of Incorporation.

THE BOARD RECOMMENDS

THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4

PROPOSAL 5

THE ADJOURNMENT PROPOSAL

At the Annual Meeting, we may ask stockholders to vote upon an adjournment of the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for the approval of the Reverse/Forward Stock Split Proposal.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve the adjournment proposal, we could adjourn any adjourned session of the Annual Meeting and use the additional time to ensure that any necessary supplement or amendment to the proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of the Reverse/Forward Stock Split Proposal to defeat that proposal, we could adjourn the Annual Meeting without a vote to approve the Reverse/Forward Stock Split Proposal and seek to convince the holders of those shares to change their votes to vote in favor of the approval of the Reverse/Forward Stock Split Proposal.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of outstanding shares of capital stock, which have voting power present in person or represented by proxy. Abstentions will have the same effect as a vote “AGAINST” the proposal, and broker non-votes will be disregarded and have no effect on the outcome of the vote.

Recommendation

THE BOARD RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” PROPOSAL 5

ADDITIONAL INFORMATION

A copy of our 2024 Annual Report, which includes our Form 10-K for the fiscal year ended September 29, 2024, is enclosed. Shareholders may request another free copy of our 2024 Annual Report from the Corporate Secretary.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JANUARY 24, 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY SUBSEQUENT DATE.

Annex A

FORM OF CERTIFICATE OF AMENDMENT TO ARTICLES OF

INCORPORATION TO EFFECT REVERSE STOCK SPLIT

PARKS AMERICA, INC., a corporation organized and existing under and by virtue of the Nevada Revised Statutes (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is Parks America, Inc. The original Articles of Incorporation of the Corporation were filed with the Nevada Secretary of State on July 17, 2002 and Amended Articles of Incorporation were filed with the Nevada Secretary of State on January 26, 2004.

SECOND: The Articles of Incorporation have been duly adopted in accordance with Section 78.390 of the Nevada Revised Statutes (the “Revised Statutes”) and by the written consent of the Corporation’s stockholders in accordance with Sections 78.320 and 78.390 of the Revised Statutes.

THIRD: To accomplish the foregoing Amendment to the Articles of Incorporation of the Corporation, ARTICLE IV-A of the Articles of Incorporation of the Corporation, as amended, shall be deleted in its entirety and replaced with the following:

“ARTICLE IV-A: Effective as of 5:00 p.m. (Eastern Time Zone) on the date of filing (the “Effective Time”) of this amendment to the Corporation’s Articles of Incorporation with the Secretary of State of the State of Nevada, every 500 shares of the Corporation’s Common Stock issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be reclassified, combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”) and without increasing or decreasing the authorized number of shares of Common Stock; provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Split to any person that held fewer than 500 shares of the Corporation’s Common Stock immediately prior to the Reverse Split and, in lieu thereof, such holder of fewer than 500 shares of the Corporation’s Common Stock who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such holder), shall be entitled to receive cash (without interest) for such holder’s fractional shares in an amount equal to such fraction multiplied by the Fractional Share Value (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of post-Reverse Split Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional shares as described above. The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.

As used herein, “Fractional Share Value” shall mean the average of the closing sales prices of the Common Stock quoted on the National Quotation Bureau pink sheets for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split).”

FOURTH: That, pursuant to resolution of the Board, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with the Nevada Revised Statues, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH: That said Amendment was duly adopted in accordance with the Nevada Revised Statues.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Articles of Incorporation to be executed on this [___]th day of [___], 2025.

PARKS AMERICA, INC.

By:
Name:	Geoffrey Gannon
Title:	President

Annex B

FORM OF CERTIFICATE OF AMENDMENT TO ARTICLES OF

INCORPORATION TO EFFECT FORWARD STOCK SPLIT

PARKS AMERICA, INC., a corporation organized and existing under and by virtue of the Nevada Revised Statutes (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is Parks America, Inc. The original Articles of Incorporation of the Corporation were filed with the Nevada Secretary of State on July 17, 2002 and Amended Articles of Incorporation were filed with the Nevada Secretary of State on January 26, 2004.

SECOND: The Articles of Incorporation have been duly adopted in accordance with Section 78.390 of the Nevada Revised Statutes (the “Revised Statutes”) and by the written consent of the Corporation’s stockholders in accordance with Sections 78.320 and 78.390 of the Revised Statutes.

THIRD: To accomplish the foregoing Amendment to the Articles of Incorporation of the Corporation, ARTICLE IV-A of the Articles of Incorporation of the Corporation, as amended, shall be deleted in its entirety and replaced with the following:

“ARTICLE IV-A: Effective as of 5:01 p.m. (Eastern Time Zone) on the date of filing (the “Effective Time”) of this amendment to the Corporation’s Articles of Incorporation with the Secretary of State of the State of Nevada, each share of the Corporation’s Common Stock (or fraction thereof) issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be reclassified, changed, and converted (the “Forward Split”) into 5 validly issued, fully paid, and non-assessable shares of Common Stock without increasing or decreasing the par value of each share of Common Stock and without increasing or decreasing the authorized number of shares of Common Stock; provided, however, no fractional share interests shall be issued as a result of the Forward Split to any person and, in lieu of such fractional share interests (collectively, “Fractional Shares”), any such holder shall be entitled, upon the Effective Time, to receive a cash payment (without interest) for such holder’s Fractional Shares in amount equal to such holder’s Fractional Shares multiplied by the Fractional Share Value (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of post-Forward Split Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional shares as described above. The Forward Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. As used herein, “Fractional Share Value” shall mean the average of the closing sales prices of the Common Stock quoted on the National Quotation Bureau pink sheets for the five consecutive trading days immediately preceding the effective date of the Forward Split (with such average closing sales prices being adjusted to give effect to the one-for-500 reverse split effected on the date of filing this amendment to the Corporation’s Articles of Incorporation with the Secretary of State of the State of Nevada and the Forward Split).

FOURTH: That, pursuant to resolution of the Board, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with the Nevada Revised Statues, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH: That said Amendment was duly adopted in accordance with the Nevada Revised Statues.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Articles of Incorporation to be executed on this [___]th day of [___], 2025.

PARKS AMERICA, INC.

By:
Name:	Geoffrey Gannon
Title:	President